                      SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               __________________


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):October 15, 1997
                                                        ----------------



                       Choice Hotels International, Inc.
                     -----------------------------------------
                          (Exact Name of Registrant as
                             Specified in Charter)



    Delaware                                                  52-1209792
 --------------                                             --------------
(State or Other                                            (IRS Employer
Jurisdiction of                                            Identification No.)
Incorporation)



                              10750 Columbia Pike
                         Silver Spring, Maryland  20901
                     ----------------------------------------------
                             (Address of Principal
                               Executive Offices)


                                 (301) 979-5000
                              --------------------------
                            (Registrant's telephone
                          number, including area code)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

      (c)  Exhibits
           --------

           99.1 Subordinated Note due October 15, 2002, by Sunburst Hospitality Corporation.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Choice Hotels International, Inc.



                                        By:     /s/ Michael J. DeSantis
                                           -------------------------------------
                                                Michael J. DeSantis
                                                Senior Vice President


Date:  December 16, 1997


                                       3